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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                            --------------------

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 12, 1997

                           IMPERIAL HOLLY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                       001-10307              74-0704500
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NUMBER)  (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)


                  ONE IMPERIAL SQUARE, SUITE 200, P.O. BOX 9
                            SUGAR LAND, TEXAS 77487
                             (ADDRESS OF PRINCIPAL
                               EXECUTIVE OFFICES
                                 AND ZIP CODE)

                                (281) 491-9181
                        (REGISTRANT'S TELEPHONE NUMBER,
                             INCLUDING AREA CODE)


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ITEM 5. OTHER EVENTS

     On September 12, 1997, Imperial Holly Corporation, a Texas corporation (the "Company"), announced the execution of an agreement and plan of merger with Savannah Foods & Industries, Inc., a Delaware corporation ("Savannah").
Attached as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference, are the Agreement and Plan of Merger among the Company, IHK Merger Sub Corporation, a Delaware corporation, and Savannah and a joint press release by the Company and Savannah announcing the merger.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (C)     EXHIBITS

     Exhibit 99.1   --   Agreement and Plan of Merger among Imperial Holly
                         Corporation, IHK Merger Sub Corporation and Savannah
                         Foods & Industries, Inc.

     Exhibit 99.2   --   Joint Press Release issued by Imperial Holly
                         Corporation and Savannah Foods & Industries, Inc. on
                         September 12, 1997

                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              IMPERIAL HOLLY CORPORATION


Date: September 12, 1997

                              By:   /s/ WILLIAM F. SCHWER
                                    --------------------------------------
                                    William F. Schwer
                                    Managing Director, General Counsel and
                                    Secretary
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                                 EXHIBIT INDEX

     Exhibit No.                                                       Page No.
     -----------                                                       --------

     Exhibit 99.1   --   Agreement and Plan of Merger among Imperial
                         Holly Corporation, IHK Merger Sub Corporation and Savannah Foods & Industries, Inc.

     Exhibit 99.2   --   Joint Press Release issued by Imperial Holly
                         Corporation and  Savannah Foods & Industries,
                         Inc. on September 12, 1997